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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------
       Date of Report (Date of earliest event reported): August 21, 2007


                             SLADE'S FERRY BANCORP.
             (Exact name of registrant as specified in its charter)

        Massachusetts                000-23904               04-3061936
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

      100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry Into a Material Definitive Agreement

      On August 21, 2007, Slade's Ferry Bancorp (the "Registrant") entered into an Amended and Restated Supplemental Executive Retirement Agreement with Mary Lynn D. Lenz, the Registrant's President and Chief Executive Officer, in order to comply with section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder. Section 409A requires certain Internal Revenue Service restrictions on payment timing to participants under non-qualified deferred compensation plans and the circumstances under which elections to receive distributions of deferred compensation may be made.

      The Amended and Restated Supplemental Executive Retirement Agreement for Ms. Lenz is filed herewith as Exhibit 10.5.

Item 9.01 Financial Statements and Exhibits.

      (d)   Exhibits

      10.5 Amended and Restated Supplemental Executive Retirement Agreement between Slade's Ferry Bancorp and Mary Lynn D. Lenz.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SLADES FERRY BANCORP
                                       --------------------
                                       (Registrant)


                                       By:     /s/ Mary Lynn D. Lenz
                                               --------------------------------
                                       Name:   Mary Lynn D. Lenz
                                       Title:  President and Chief Executive
                                               Officer

Date:  August 24, 2007